UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 13, 2019

BLOW & DRIVE INTERLOCK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55053	46-3590850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1427 S. Robertson Blvd.

Los Angeles, CA 90035

(Address of principal executive offices) (zip code)

(877) 238-4492

(Registrant’s telephone number, including area code)

5503 Cahuenga Blvd, #203

Los Angeles, CA 91601

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

Resignation of Previous Independent Registered Public Accounting Firm

On or about December 11, 2019, the principal at Benjamin & Young, LLP (“Young”), our independent auditors, notified us that he was starting a new independent auditing firm, entitled Benjamin & Ko, LLP (“Ko”). As a result, our Board of Directors elected to dismiss Young as our independent auditors and appoint Ko, effective December 13, 2019.

Young audited our financial statements, including our balance sheets as of December 31, 2018 and 2017, and the related statements of operations, stockholders’ equity and comprehensive income, and cash flows for the years ended December 31, 2018 and 2017. The audit report of Young on our financial statements for the period stated above (the “Audit Period”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles

During the fiscal periods ended December 31, 2018, 2017 and through Young’s dismissal on December 11, 2019, there were (1) no disagreements with Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Young, would have caused Young to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Young with a copy of this disclosure on or about January 16, 2020, providing Young with the opportunity to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of Young’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

Shortly after Young was dismissed as our independent auditor, the Board of Directors appointed Ko as our independent auditor, effective December 13, 2019.

During the year ended December 31, 2019 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Ko with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Ko concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated January 16, 2020 from Benjamin & Young, LLP.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2020	Blow & Drive Interlock Corporation
a Delaware corporation

/s/ David Haridim
	By:	David Haridim
	Its:	Chief Executive Officer and Chief Financial Officer

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